                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                DSET CORPORATION

                                    ARTICLE I

                                     OFFICES

         1.01 Registered Office: The registered office of the Corporation shall be at 1160 U.S. Highway 22, Bridgewater, New Jersey 08807. The Board of Directors may change the registered office from time to time.

         1.02 Other Offices: The Corporation may have such other offices either within or without the state as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                                   ARTICLE II

                                      SEAL

         2.01 Seal: The corporate seal shall be in the form adopted by the Board of Directors and may be altered by them from time to time.

                                   ARTICLE III

                             SHAREHOLDERS' MEETINGS

         3.01 Place: All meetings of the shareholders shall be held at the registered office of the Corporation or at such other place or places, either within or without the State of New Jersey, as may from time to time be selected by the Board of Directors.

         3.02 Annual Meetings: The annual meeting of shareholders shall be held in June of each year on such day and at such time as may be fixed by the Board of Directors. At that meeting the shareholders shall elect, by a plurality vote, a Board of Directors, and transact such other business as may properly come before the meeting.

         If the annual meeting for election of directors is not held in June, the Directors shall cause the meeting to be held as soon thereafter as convenient.

         3.03 Special Meetings: Special meetings of the shareholders may be called by the President, Chairman of the Board or a majority of the Board of Directors. Such written request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice calling such meeting.

         3.04 Notice of Shareholders' Meetings: Written notice of the time, place and purpose or purposes of every meeting of shareholders shall be given not less than ten or more than sixty days before the date of the meeting, either personally or by mail (to the last address appearing on the books of the Corporation), to each shareholder of record entitled to vote at the meeting and to each shareholder otherwise entitled to notice by law, unless a greater period of notice is required by statute in a particular case.

         When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of




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                                      -3-

the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice.

         3.05 Waiver of Notice: Notice of a meeting need not be given to any shareholder who signs a waiver of such notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by that shareholder.

         Whenever shareholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action, by every shareholder entitled to vote thereon as of the date of the taking of such action.

         3.06 Action by Shareholders Without Meeting:

              (1) Any action required or permitted to be taken at a meeting of shareholders by statute or the Certificate of Incorporation or Bylaws of the Corporation may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the case of any action to be taken pursuant to Chapter 10 of the Business Corporation Act (the "Act") (concerning mergers, etc.), such action may be taken without a meeting only if all shareholders entitled to vote consent thereto in writing and the Corporation provides to all other shareholders the advance notification required by paragraph (2)(b) of this section.

              (2) Except as otherwise provided in the Certificate of Incorporation and subject to the provisions of this subsection, any action required or permitted to be taken at a meeting of shareholders by the Act, the Certificate of Incorporation, or Bylaws, other than the annual election of directors, may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

                (a) If any shareholder shall have the right to dissent from a proposed action, pursuant to Chapter 11 of the Act, the Board shall fix a date on which written consents are to be tabulated; in any other case, it may fix a date for tabulation. If no date is fixed, consents may be tabulated as they are received. No consent shall be counted which is received more than sixty days after the date of the Board action authorizing the solicitation of consents or, in a case in which consents, or proxies for consents, are solicited from all shareholders who would have been entitled to vote at a meeting called to take such action, more than sixty days after the date of mailing of solicitation of consents, or proxies for consents.

                (b) Except as provided in paragraph (2)(c), the Corporation, upon receipt and tabulation of the requisite number of written consents, shall promptly notify all non-consenting shareholders, who would have been entitled to notice of a meeting to vote upon such action, of the action consented to, the proposed effective date of such action, and any conditions precedent to such action. Such notification shall be given at least twenty days in advance of the proposed effective date of such action in the case of any action taken pursuant to Chapter 10 of the Act, and at least ten days in advance in the case of any other action.

                (c) The Corporation need not provide the notification required to be given by paragraph (2)(b) if it

                  (i) solicits written consents or proxies for consents from all shareholders who would have been entitled to vote at a meeting called to take such action, and at the same time gives notice of the proposed action to all other shareholders who would have been entitled to notice of a meeting called to vote upon such action;

                  (ii) advises all shareholders, if any, who are entitled to dissent from the proposed action, as provided in Chapter 11 of the Act, of their right to do so and to be paid the fair value of their shares; and

                  (iii) fixes a date for tabulation of consents not less than twenty days, in the case of any proposed action to be taken pursuant to Chapter 10 of the Act, or not less than ten days in the case of any other proposed action, and not more than sixty days after the date of mailing of solicitations of consents or proxies for consents.

                (d) Any consent obtained pursuant to paragraph (2)(c) may be revoked at any time prior to the day fixed for tabulation of consents. Any other consent may be revoked at any time prior to the day on which the proposed action could be taken upon compliance with paragraph (2)(b). The revocation must be in writing and be received by the Corporation.

                (3) Whenever action is taken pursuant to subsection (1) or (2), the written consents of the shareholders consenting thereto or the written report of inspectors appointed to tabulate such consents shall be filed with the minutes or proceedings of shareholders.

                (4) In case the Corporation is involved in a merger, consolidation or other type of acquisition or disposition regulated by Chapters 10 and 11 of the Act, the pertinent provisions of the statute should be referred to and strictly complied with.

                (5) Notwithstanding the previous provisions of this Section 3.06, upon the consummation of an initial public offering of securities of the Corporation under the Securities Act of 1933, as amended, shareholders of the Corporation may not take any action by written consent in lieu of a meeting

         3.07 Fixing Record Date:

              (1) The Board may fix, in advance, a date as the record date for determining the Corporation's shareholders with regard to any corporate action or event and, in particular, for determining the shareholders who are entitled to

                (a) notice of or to vote at any meeting of shareholders or any adjournment thereof;

                (b) give a written consent to any action without a meeting; or

                (c) receive payment of any dividend or allotment of any right.

The record date may in no case be more than sixty days prior to the shareholders' meeting or other corporate action or event to which it relates. The record date for a shareholders' meeting may not be less than ten days before the date of the meeting. The record date to determine shareholders to give a written consent may not be more than sixty days before the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, more than sixty days before the last day on which consents received may be counted.

              (2) If no record date is fixed,

                (a) the record date for a shareholders' meeting shall be the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day next preceding the day on which the meeting is held; and

                (b) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Board relating thereto is adopted.

              (3) When a determination of shareholders of record for a shareholders' meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date under this section for the adjourned meeting.

         3.08 Voting Lists: The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. A list required by this section may consist of cards arranged alphabetically or any equipment which permits the visual display of the information required. Such list shall be arranged alphabetically within each class, series or group of shareholders maintained by the Corporation for convenience of reference, with the address of, and the number of shares held by, each shareholder; be produced (or available by means of a visual display) at the time and place of the meeting; be subject to the inspection of any shareholder for reasonable periods during the meeting; and be prima facie evidence of the identity of the shareholders entitled to examine such list or to vote at any meeting.

         If the requirements of this section have not been complied with, the meeting shall, on the demand of any shareholder in person or by proxy, be adjourned until the requirements are complied with. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting prior to the making of any such demand.

         3.09 Quorum: Unless otherwise provided in the Certificate of Incorporation or by statute, the presence of holders of shares (in person or by proxy) entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. The shareholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Less than a quorum may adjourn.

         Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of this section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

         3.10 Voting: Each holder of shares with voting rights shall be entitled to one vote for each such share registered in his/her name, except as otherwise provided in the Certificate of Incorporation. Whenever any action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by statute or by the Certificate of Incorporation.

         Every shareholder entitled to vote at a meeting of shareholders or to express consent without a meeting may authorize another person or persons to act for him/her by proxy. Every proxy shall be executed in writing by the shareholder or his/her agent, except that a proxy may be given by a shareholder or his/her agent by telegram or cable or its equivalent. No proxy shall be valid for more than eleven months unless a longer time is expressly provided therein. Unless it is coupled with an interest, a proxy shall be revocable at will. A proxy shall not be revoked by the death or incapacity of the shareholder but such proxy shall continue in force until revoked by the personal representative or guardian of the shareholder. The presence at any meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder shall file written notice of such revocation with the Secretary of the meeting prior to the voting of such proxy.

         3.11 Election of Directors: At each election of directors every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Directors shall be elected by a plurality of the votes cast at the election, except as otherwise provided by the Certificate of Incorporation.

         Elections of directors need not be by ballot unless a shareholder demands election by ballot at the election and before the voting begins.

         3.12 Inspectors of Election: The Board may, in advance of any shareholders' meeting, or of the tabulation of written consents of shareholders without a meeting, appoint one or more inspectors to act at the meeting or any adjournment thereof or to tabulate such consents and make a written report thereof. If inspectors to act at any meeting of shareholders are not so appointed or shall fail to qualify, the person presiding at a shareholders' meeting may, and on the request of any shareholder entitled to vote there at shall, make such appointment.

         Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. No person shall be elected a director in an election for which he has served as an inspector.

         3.13 Order of Business: The order of business at all meetings of the shareholders shall be as follows:

                  (a)      Roll call of shareholders.
                  (b)      Proof of notice of meeting or waiver of notice.
                  (c)      Reading of minutes of prior meeting.
                  (d)      Reports of officers.
                  (e)      Reports of committees.
                  (f)      Election of Directors.
                  (g)      Unfinished business.
                  (h)      New business.
                  (i)      Adjournment.

         3.14 Conduct of Meetings:

              (1) The President of the Corporation, and in the President's absence, the Vice-President of the Corporation, shall preside at all meetings of shareholders. In the absence of the President and the Vice-President, the shareholders present shall, by a simple majority vote, elect a chairman of the meeting.

              (2) The Secretary of the Corporation shall act as secretary of all meetings of shareholders; in the Secretary's absence, the chairman presiding at any such meeting shall appoint a person to act as secretary of the meeting.

                                   ARTICLE IV

                                    DIRECTORS

         4.01 Number of Directors; Classes of Directors: The number of directors constituting the entire Board shall be such number as may be fixed from time to time by action of the shareholders or Board of Directors, but in no event less than one, one of whom may be selected by the Board of Directors to be its Chairman. A director shall be at least eighteen years of age and need not be a United States citizen or resident of this State or a shareholder in the Corporation. The Board of Directors shall be and is divided into three classes:
Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided by resolution of the Board of Directors.

         4.02 Term of Office: Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2002; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2003; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2004; provided further, that the term of each director shall continue until the election and qualification of his successor and be subject to his earlier death, resignation or removal.

         4.03 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Authorized Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Article IV of these Bylaws. To the extent possible, consistent with the provisions of these Bylaws, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution of the Board of Directors.

         4.04 Removal of Directors: Any or all the directors of the Corporation may be removed for cause by the shareholders by the affirmative vote of the majority of all shares then entitled to vote for the election of the Directors.

         4.05 Quorum of Board of Directors and Committees: Action of Directors Without a Meeting:

              (1) The participation of directors with a majority of the votes of the entire Board of Directors, or of any Committee thereof, shall constitute a quorum for the transaction of business.

              (2) Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors, or any Committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the Board or such Committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board or Committee.

         4.06 Place of Board of Directors Meeting: Meetings of the Board of Directors may be held either within or without the State of New Jersey, at such times and places as the Board of Directors shall determine.

         4.07 Annual Meeting: An annual meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders (or immediately following any adjournment thereof) at the place of such annual meeting of shareholders, for the organization of the Board of Directors and for the transaction of any other business as may conveniently and properly be brought before such meeting.

         4.08 Meetings of the Board of Directors:

              (1) Regular meetings of the Board of Directors may be held with or without notice. Special meetings of the Board of Directors shall be held upon notice to the directors and may be called by the Chairman of the Board or President upon at least one day's notice to each director either personally or by mail, wire, or telephone (notice being deemed to have occurred upon receipt by the director); special meetings shall be called by the President or Secretary in a like manner on written request of a majority of the directors then in office. Notice of any meeting need not be given to any director who signs a written waiver of notice, whether before or after the meeting. The attendance of any director at a meeting, without protesting prior to the conclusion of the meeting, the lack of notice of such meeting shall constitute an effective waiver of notice by that director. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

              (2) Where appropriate communication facilities are reasonably available, any or all Directors shall have the right to participate in all or any part of a meeting of the Board of Directors, or any Committee thereof, by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

         4.09 Adjournment: A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all directors who were absent at the time of the adjournment. Notice of an adjourned meeting need not be given to any directors who were present at the time of the adjournment only if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

         4.10 Powers of Directors: The Board of Directors shall manage or direct the management of the business and affairs of the Corporation. In addition to the powers and authorities expressly conferred upon them by these By-laws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by these Bylaws directed or required to be exercised or done by the shareholders.

         4.11 Compensation of Directors: The Board, by the affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation of directors for services to the Corporation as directors, officers or otherwise, unless there shall exist a Compensation Committee of the Board of Directors, in which event, the Compensation Committee shall have the authority to establish reasonable compensation of directors for services to the Corporation as directors, officers or otherwise.

         4.12 Committees: The Board of Directors, by resolution adopted by a majority of the entire Board, may appoint from among its members an executive committee and/or one or more other committees, each of which shall have one or more members. Each such committee shall have and may exercise all the authority delegated to it by the Board, except that no such committee shall make, alter or repeal any Bylaw of the Corporation; elect or appoint any director, or remove any officer or director; submit to shareholders any action that requires shareholders' approval; or amend or repeal any resolution theretofore adopted by the Board which by its terms is amendable or repealable only by the Board, except for resolutions related to compensation matters which may be amended or repealed by the Compensation Committee.

         Actions taken at a meeting of any such committee shall be reported to the Board at its next meeting following such committee meeting; except that, when the meeting of the Board is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board at its second meeting following such committee meeting.

                                    ARTICLE V

                                    OFFICERS

         5.01 Officers: The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and, if desired, a Chairman of the Board, one or more Vice Presidents, and such other officers as the Board deems appropriate. The officers shall be elected by the Board of

Directors at its annual meeting and shall hold office for one year and until their successors are elected and have qualified, subject to earlier termination by removal or resignation. The Board may also choose such employees and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and shall perform such duties as from time to time shall be prescribed by the Board.

         Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, any two or more offices may be held by the same person but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law or by these Bylaws to be executed, acknowledged, or verified by two or more officers.

         5.02 Salaries: The salaries of all officers, employees and agents of the Corporation shall be fixed by the Board of Directors, unless delegated to the Compensation Committee.

         5.03 Removal: Any officer elected or appointed by the Board of Directors may be removed by the Board with or without cause. An officer elected by the shareholders may be removed, with or without cause, only by vote of the shareholders but his authority to act as an officer may be suspended by the Board for cause.

         5.04 President: The President shall be the chief executive officer of the Corporation; he/she shall preside at all meetings of the shareholders and directors; he/she shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President, to any other officer or officers of the Corporation. He/she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation. He/she shall be

EX-OFFICIO a member of all committees, and shall have the general powers and duties of supervision and management usually vested in the office of President of the Corporation. He/she shall present a report of the condition of the business of the Corporation at each annual meeting of the shareholders and the Board of Directors.

         5.05 Vice President: The Vice President, if one has been appointed, shall be vested with all the powers and be required to perform all the duties of the President in his/her absence or refusal to act. He/she shall also exercise such powers and perform such duties as may be properly delegated by the President or the Board of Directors.

         5.06 Chairman of the Board: The Chairman of the Board, if one has been appointed, shall exercise such powers and perform such duties as shall be provided in the resolution proposing that a Chairman of the Board be elected.

         5.07 Secretary: The Secretary shall keep full minutes of all meetings of the shareholders and directors; he/she shall be EX-OFFICIO Secretary of the Board of Directors; he/she shall attend all sessions of the Board, shall act as clerk thereof, and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required. He/she shall give or cause to be given, notices of all meetings of the shareholders of the Corporation and the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he/she shall be.

         5.08 Chief Financial Officer. The Chief Financial Officer shall keep, or cause to be kept, the books and records of account of the Corporation. The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated from time to time by resolution of the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Board, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or as the President may from time to time delegate.

         5.09 Treasurer: The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He/she shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his/her transactions as Treasurer and of the financial condition of the Corporation, and shall submit a full financial report at the annual meeting of the shareholders.

         5.10 Assistant Secretary or Assistant Treasurer: Any Assistant Secretary or Assistant Treasurer, if one has been appointed, shall be vested with all the powers and be required to perform all the duties of the Secretary or Treasurer, respectively, in his/her absence or refusal to act. He/she shall also exercise such powers and perform such duties as may be properly delegated by the President or the Board of Directors.

                                   ARTICLE VI

                                    VACANCIES

         6.01 Directors: Any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the Board, and newly created directorships resulting from an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the Board, or by a sole remaining director. A director so elected by the Board shall hold office until his successor shall have been elected and qualified. If, for any reason, the Corporation shall at any time have no directors then in office, any shareholder may call a special meeting of shareholders for the election of directors and, over his/her signature, shall give notice of such meeting in accordance with these Bylaws.

         6.02 Officers: Any vacancy occurring among the officers, however caused, shall be filled by the Board of Directors.

         6.03 Resignations: Any director or other officer may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

                                   ARTICLE VII

                               SHARE CERTIFICATES

         7.01 Certificates: The share certificates of the Corporation shall be in such form as the Board of Directors may from time to time prescribe and shall be numbered consecutively and registered in the transfer records of the Corporation as they are issued. When issued, they shall bear the holder's name, the number of shares, the date of issue, and shall be signed by the President of the Corporation. The Share certificates may also be countersigned by the Secretary of the Corporation and may be sealed with the corporate seal or a facsimile thereof. Any or all signatures upon a certificate may be a facsimile.

         7.02 Uncertificated Shares: The Board of Directors may provide that some or all of the shares of any class or series shall be represented by uncertificated shares. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates as provided in Chapter 7 of the Act.

         7.03 Transfer of Shares: Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. No transfer shall be made within fifteen days next preceding the annual meeting of shareholders.

         7.04 Fractional Shares. The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder except as therein provided.





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                                      -21-


         7.05 Loss of Certificates: In the event that a share certificate shall be lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                                  ARTICLE VIII

                               BOOKS AND ACCOUNTS

         8.01 Records: The Corporation shall keep books and records of account and minutes of the proceedings of the shareholders, Board of Directors and executive committee, if any. Such books, records and minutes may be kept outside this State. The Corporation shall keep at its principal office, its registered office, or at the office of its registrar and transfer agent, a record or records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into readable form within a reasonable time.

         8.02 Inspection: Any person who shall have been a shareholder of record of the Corporation for at least six months immediately preceding his demand, or any person holding, or so authorized in writing by the holders of, at least five percent of the outstanding shares of any class or series, upon at least five days' written demand shall have the right for any proper purpose to examine in person or by agent or attorney, during usual business hours, the minutes of the proceedings of the shareholders and record of shareholders and to make extracts therefrom at the places where the same are kept.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.01 Monetary Disbursements: All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

         9.02 Fiscal Year: The Board of Directors shall be authorized to choose the initial fiscal year of the Corporation, and to change that fiscal year from time to time.

         9.03 Dividends: The Board of Directors may declare and pay dividends upon the outstanding shares of the Corporation from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Certificate of Incorporation.

         9.04 Reserve: Before payment of any dividend there may be set aside such sum or sums as the directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve in the manner in which it was created.

         9.05 Giving Notice: Whenever written notice is required to be given to any person, it may be given to such person, either personally or by sending a copy thereof through the mail. If notice is given by mail, the notice shall be deemed to be given when deposited in the mail addressed to the person to whom it is directed at his last address as it appears on the records of the Corporation, with postage pre-paid thereon. Such notice shall specify the place, day and hour of the meeting and, in the case of a shareholders' meeting, the general nature of the business to be transacted.

         In computing the period of time for the giving of any notice required or permitted by statute, or by the Certificate of Incorporation or these Bylaws or any resolution of directors or shareholders, the day on which the notice is given shall be excluded, and the day on which the matter noticed is to occur shall be included.

         9.06 Loans to Directors, Officers or Employees: The Corporation may lend money to, or guarantee any obligation of, or otherwise assist, any director, officer or employee of the Corporation or of any subsidiary, whenever it may reasonably be expected to benefit the Corporation.

         9.07 Disallowed Compensation: Any payments made to an officer or employee of the Corporation as salary, commission, bonus, interest or rent, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the Corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each such amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

         9.08 Ratification. Any transaction, questioned in any legal proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or shareholder, non-disclosure, miscomputation, or the application of improper principles of practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the shareholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its shareholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

                                    ARTICLE X

                                   AMENDMENTS

         10.1 The Board of Directors shall have power to adopt, amend or repeal Amended and Restated Bylaws. Amended and Restated Bylaws adopted by the Board of Directors may be repealed or changed, and new Amended and Restated Bylaws made, by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, subject, however, to any limitation thereof contained in these Bylaws. The shareholders also shall have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation; and provided further that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of ARTICLE XI of the Bylaws of the Corporation entitled "INDEMNIFICATION AND INSURANCE."

                                   ARTICLE XI

                          INDEMNIFICATION AND INSURANCE

         11.01 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action or suit, whether or not by or in the right of the Corporation, or proceeding, whether civil, criminal, administrative or investigative (collectively, a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss, including judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement, incurred, suffered or paid by or on behalf of such person, and expenses (including attorneys' fees) reasonably incurred by such person.

         11.02 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

         11.03 Claims. The right to indemnification and payment of expenses under the Amended and Restated Certificate of Incorporation, these Amended and Restated Bylaws or otherwise shall be a contract right. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

         11.04 Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, these Amended and Restated Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

         11.05 Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         11.06 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.